UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 8, 2004

CyGene Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15654	22-2789408
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7786 Wiles Road, Coral Springs, Florida 33067

(Address of Principal Executive Office) (Zip Code)

(954) 741-7077

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 8, 2004, the board of directors of CyGene Laboratories, Inc. (the “Company”) agreed to issue warrants to purchase 250,000 shares of common stock in the Company to Windy Bush Trading Co., LLC (the “LLC”), a consultant to the Company. Mr. Walter W. Witoshkin, the Company’s Vice President of Strategic Development, is the controlling member of the LLC. The warrants were issued as compensation for services, and other good and valuable consideration, and are fully vested. The warrants are exercisable over a period of three years and have an exercise price of $0.65 per share. The warrants also may also be exercised on a cashless basis, and have certain “piggy-back” registration rights.

Item 8.01 Other Events

On November 24, 2004, we filed our Form 10-K/A for the year ended March 31, 2004. The audit opinion did not contain an opinion with respect to the accompanying consolidated statements of operations and cash flows for the year ended March 31, 2003. Also, as discussed in the audit opinion, our current independent auditors have not audited our results of operations for the years ended March 31, 2003 and March 31, 2002.

We are filing this voluntary Form 8-K in order to publicly disclose that CyGene, Inc.’s financial statements for the years ended March 31, 2003 and March 31, 2002 are being re-audited by our current independent auditors. We are required to present our financial statements on a development stage basis which requires an audit of our operations from inception (1995).

On September 30, 2003, we engaged in a reverse merger with CyGene, Inc. whereupon CyGene, Inc. became a wholly-owned subsidiary of the company and our principal operating subsidiary. On October 14, 2003, we filed a Form 8-K disclosing the terms of the reverse merger, and on December 15, 2003, we filed a Form 8-K/A containing the audited financial statements of CyGene, Inc. pursuant to Item 7 of Form 8-K for the years ended March 31, 2003 and March 31, 2002. We now understand that the financial statements of CyGene, Inc. were required to be prepared on a development stage basis. These financial statements, which were not prepared on a development stage basis, were not audited by our current auditors.

The Company is also filing as Exhibit 10.1 to this Form 8-K its current form of Stock Option Agreement. Such form of Stock Option Agreement is subject to change by the Company from time to time.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1	Form of Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CYGENE LABORATORIES, INC.

Date: December 14, 2004	By:	/s/ MARTIN MUNZER
Martin Munzer President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of Stock Option Agreement